                                                               Exhibit (h)(1)(c)

                                   SCHEDULE B
                         TO THE ADMINISTRATION AGREEMENT
                          (AMENDED AS OF MAY 18, 2006)

CATEGORY 1

The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund in Category 1 for administrative services: 0.15% of the first $25 billion of average daily net assets of all Category 1 and Category 4 funds in the JPMorgan Funds Complex(1) plus 0.075% of average daily net assets of all Category 1 and Category 4 funds over $25 billion.

CURRENT NAME                                                PRIOR NAME
---------------------------------------------------------------------------------------------------------------------
Highbridge Statistical Market Neutral Fund                  N/A
JPMorgan Arizona Municipal Bond Fund                        One Group Arizona Municipal Bond Fund
JPMorgan Asia Equity Fund                                   JPMorgan Fleming Asia Equity Fund
JPMorgan Bond Fund                                          JPMorgan Bond Fund
JPMorgan California Tax Free Bond Fund                      JPMorgan California Bond Fund
JPMorgan Capital Growth Fund                                JPMorgan Capital Growth Fund
JPMorgan Core Bond Fund                                     One Group Bond Fund
JPMorgan Core Plus Bond Fund                                One Group Income Bond Fund
JPMorgan Disciplined Equity Fund                            JPMorgan Disciplined Equity Fund
JPMorgan Diversified Fund                                   JPMorgan Diversified Fund
JPMorgan Intrepid Mid Cap Fund                              One Group Diversified Mid Cap Fund and JPMorgan
                                                            Diversified Mid Cap Fund
JPMorgan Diversified Mid Cap Growth Fund                    One Group Mid Cap Growth Fund
JPMorgan Diversified Mid Cap Value Fund                     One Group Mid Cap Value Fund
JPMorgan Dynamic Small Cap Fund                             JPMorgan Dynamic Small Cap Fund
JPMorgan Emerging Markets Debt Fund                         JPMorgan Fleming Emerging Markets Debt Fund
JPMorgan Emerging Markets Equity Fund                       JPMorgan Fleming Emerging Markets Equity Fund
JPMorgan Enhanced Income Fund                               JPMorgan Enhanced Income Fund
JPMorgan Equity Income Fund                                 One Group Equity Income Fund
JPMorgan Equity Index Fund                                  One Group Equity Index Fund
JPMorgan Global Healthcare Fund (to be deleted upon         JPMorgan Global Healthcare Fund
liquidation)
JPMorgan Strategic Income Fund                              JPMorgan Global Strategic Income Fund (name effective
                                                            until 6/16/06)
JPMorgan Government Bond Fund                               One Group Government Bond Fund
JPMorgan Growth & Income Fund                               JPMorgan Growth & Income Fund
JPMorgan High Yield Bond Fund                               One Group High Yield Bond Fund
JPMorgan Insurance Trust Balanced Portfolio                 JPMorgan Investment Trust Balanced Portfolio and One
                                                            Group Investment Trust Balanced Portfolio
JPMorgan Insurance Trust Core Bond Portfolio                JPMorgan Investment Trust Bond Portfolio and One Group
                                                            Investment Trust Bond Portfolio
JPMorgan Insurance Trust Diversified Equity Portfolio       JPMorgan Investment Trust Diversified Equity Portfolio
                                                            and One Group Investment Trust Diversified Equity
                                                            Portfolio

----------
(1) For purposes of this Agreement, the "JPMorgan Funds Complex" includes all of the Funds subject to this Agreement.

CURRENT NAME                                                PRIOR NAME
---------------------------------------------------------------------------------------------------------------------
JPMorgan Insurance Trust Diversified Mid Cap Growth         JPMorgan Investment Trust Mid Cap Growth Portfolio and
Portfolio                                                   One Group Investment Trust Mid Cap Growth Portfolio
JPMorgan Insurance Trust Diversified Mid Cap Value          JPMorgan Investment Trust Mid Cap Value Portfolio and One
Portfolio                                                   Group Investment Trust Mid Cap Value Portfolio
JPMorgan Insurance Trust Equity Index Portfolio             JPMorgan Investment Trust Equity Index Portfolio and One
                                                            Group Investment Trust Equity Index Portfolio
JPMorgan Insurance Trust Government Bond Portfolio          JPMorgan Investment Trust Government Bond Portfolio and
                                                            One Group Investment Trust Government Bond Portfolio
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio         JPMorgan Investment Trust Diversified Mid Cap Portfolio
                                                            and One Group Investment Trust Diversified Mid Cap
                                                            Portfolio
JPMorgan Insurance Trust International Equity Portfolio     N/A
JPMorgan Insurance Trust Large Cap Growth Portfolio         JPMorgan Investment Trust Large Cap Growth Portfolio and
                                                            One Group Investment Trust Large Cap Growth Portfolio
JPMorgan Insurance Trust Large Cap Value Portfolio          N/A
JPMorgan Insurance Trust Small Cap Equity Portfolio         N/A
JPMorgan Intermediate Bond Fund                             One Group Intermediate Bond Fund
JPMorgan Intermediate Tax Free Bond Fund                    JPMorgan Intermediate Tax Free Income Fund
JPMorgan International Equity Fund                          JPMorgan Fleming International Equity Fund
JPMorgan International Equity Index Fund                    One Group International Equity Index Fund
JPMorgan International Growth Fund                          JPMorgan Fleming International Growth Fund
JPMorgan International Opportunities Fund                   JPMorgan Fleming International Opportunities Fund
JPMorgan International Small Cap Equity Fund                JPMorgan Fleming International Small Cap Equity Fund
JPMorgan International Value Fund                           JPMorgan Fleming International Value Fund
JPMorgan Intrepid America Fund                              JPMorgan Intrepid America Fund
JPMorgan Intrepid Multi Cap Fund                            JPMorgan Intrepid Investor Fund and JPMorgan Intrepid
                                                            Contrarian Fund (name effective until 4/10/06)
JPMorgan Intrepid European Fund                             JPMorgan Fleming Intrepid European Fund
JPMorgan Intrepid Growth Fund                               JPMorgan Intrepid Growth Fund
JPMorgan Intrepid Value Fund                                JPMorgan Intrepid Value Fund
JPMorgan Intrepid Long/Short Fund                           N/A
JPMorgan Japan Fund                                         JPMorgan Fleming Japan Fund
JPMorgan Kentucky Municipal Bond Fund                       One Group Kentucky Municipal Bond Fund
JPMorgan Large Cap Growth Fund                              One Group Large Cap Growth Fund
JPMorgan Large Cap Value Fund                               One Group Large Cap Value Fund
JPMorgan Louisiana Municipal Bond Fund                      One Group Louisiana Municipal Bond Fund
JPMorgan Market Expansion Index Fund                        One Group Market Expansion Index Fund
JPMorgan Market Neutral Fund                                JPMorgan Market Neutral Fund
JPMorgan Micro Cap Fund                                     N/A
JPMorgan Mid Cap Equity Fund                                JPMorgan Mid Cap Equity Fund
JPMorgan Growth Advantage Fund                              JPMorgan Mid Cap Growth Fund (change effective 8/17/05)
JPMorgan Mid Cap Value Fund                                 JPMorgan Mid Cap Value Fund
JPMorgan Michigan Municipal Bond Fund                       One Group Michigan Municipal Bond Fund
JPMorgan Mortgage-Backed Securities Fund                    One Group Mortgage-Backed Securities Fund
JPMorgan Multi-Cap Market Neutral Fund                      One Group Market Neutral Fund
JPMorgan Multi-Manager Small Cap Growth Fund                JPMorgan Multi-Manager Small Cap Growth Fund
JPMorgan Multi-Manager Small Cap Value Fund                 JPMorgan Multi-Manager Small Cap Value Fund
JPMorgan Municipal Income Fund                              One Group Municipal Income Fund
JPMorgan New York Tax Free Bond Fund                        JPMorgan New York Intermediate Tax Free Income Fund

CURRENT NAME                                                PRIOR NAME
---------------------------------------------------------------------------------------------------------------------
JPMorgan Ohio Municipal Bond Fund                           One Group Ohio Municipal Bond Fund
JPMorgan Real Return Fund                                   N/A
JPMorgan Short Duration Bond Fund                           One Group Short-Term Bond Fund
JPMorgan Short Term Bond Fund                               JPMorgan Short Term Bond Fund
JPMorgan Short Term Bond Fund II                            JPMorgan Short Term Bond Fund II
JPMorgan Short Term Municipal Bond Fund                     One Group Short-Term Municipal Bond Fund
JPMorgan Small Cap Core Fund                                JPMorgan Trust Small Cap Equity Fund
JPMorgan Small Cap Equity Fund                              JPMorgan Small Cap Equity Fund
JPMorgan Small Cap Growth Fund                              One Group Small Cap Growth Fund
JPMorgan Small Cap Value Fund                               One Group Small Cap Value Fund
JPMorgan Strategic Small Cap Value Fund                     N/A
JPMorgan Tax Aware Core Equity Fund                         N/A
JPMorgan Tax Aware Disciplined Equity Fund                  JPMorgan Tax Aware Disciplined Equity Fund
JPMorgan Tax Aware Diversified Equity Fund                  N/A
JPMorgan Tax Aware Enhanced Income Fund                     JPMorgan Tax Aware Enhanced Income Fund
JPMorgan Tax Aware International Fund                       N/A
JPMorgan Intrepid International Fund                        JPMorgan Fleming Tax Aware International Opportunities
                                                            Fund and JPMorgan Tax Aware International Opportunities
                                                            Fund (the name change effective until 12/15/05)
JPMorgan Tax Aware Large Cap Growth Fund                    JPMorgan Tax Aware Large Cap Growth Fund
JPMorgan Tax Aware Large Cap Value Fund                     JPMorgan Tax Aware Large Cap Value Fund
JPMorgan Tax Aware Real Income Fund                         JPMorgan Tax Aware Real Income Fund
JPMorgan Tax Aware Real Return Fund                         N/A
JPMorgan Tax Aware Short-Intermediate Income Fund           JPMorgan Tax Aware Short-Intermediate Income Fund
JPMorgan Tax Aware U.S. Equity Fund                         JPMorgan Tax Aware U.S. Equity Fund
JPMorgan Tax Free Bond Fund                                 One Group Tax-Free Bond Fund
JPMorgan Technology Fund (to be deleted upon liquidation)   One Group Technology Fund
JPMorgan Treasury & Agency Fund                             One Group Treasury & Agency Fund
JPMorgan Ultra Short Term Bond Fund                         One Group Ultra Short-Term Bond Fund and JPMorgan Ultra
                                                            Short Term Bond Fund (name effective until 7/1/06)
JPMorgan U.S. Equity Fund                                   JPMorgan U.S. Equity Fund
JPMorgan U.S. Large Cap Core Plus Fund                      N/A
JPMorgan U.S. Real Estate Fund                              One Group Real Estate Fund
JPMorgan U.S. Small Company Fund                            JPMorgan U.S. Small Company Fund
JPMorgan Value Advantage Fund                               N/A
JPMorgan West Virginia Municipal Bond Fund                  One Group West Virginia Municipal Bond Fund
Undiscovered Managers Behavioral Growth Fund                Undiscovered Managers Behavioral Growth Fund
Undiscovered Managers Behavioral Value Fund                 Undiscovered Managers Behavioral Value Fund
JPMorgan Realty Income Fund                                 Undiscovered Managers REIT Fund (this name change
                                                            effective until 12/31/05)
Undiscovered Managers Small Cap Growth Fund                 UM Small Cap Growth Fund

CATEGORY 2

The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund in Category 2 for administrative services: 0.10% of the Fund's average daily net assets on the first $500,000,000 in Fund assets; 0.075% of the Fund's average daily net assets between $500,000,000 and $1,000,000,000 and 0.05% of the Fund's average daily net assets in excess of $1,000,000,000.

CURRENT NAME                                                PRIOR NAME
---------------------------------------------------------------------------------------------------------------------
JPMorgan Investor Balanced Fund                             One Group Investor Balanced Fund
JPMorgan Investor Conservative Growth Fund                  One Group Investor Conservative Growth Fund
JPMorgan Investor Growth & Income Fund                      One Group Investor Growth & Income Fund
JPMorgan Investor Growth Fund                               One Group Investor Growth Fund

CATEGORY 3

The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund in Category 3 for administrative services: 0.10% of the first $100 billion of average daily net assets of all Category 3 funds in the JPMorgan Funds Complex plus 0.05% of average daily net assets over $100 billion.

CURRENT NAME                                                PRIOR NAME
---------------------------------------------------------------------------------------------------------------------
JPMorgan 100% U.S. Treasury Securities Money Market Fund    JPMorgan 100% U.S. Treasury Securities Money Market Fund
JPMorgan California Municipal Money Market Fund             JPMorgan California Tax Free Money Market Fund
JPMorgan Federal Money Market Fund                          JPMorgan Federal Money Market Fund
JPMorgan Liquid Assets Money Market Fund                    One Group Prime Money Market Fund
JPMorgan Michigan Municipal Money Market Fund               One Group Michigan Municipal Money Market Fund
JPMorgan Municipal Money Market Fund                        One Group Municipal Money Market Fund
JPMorgan New York Municipal Market Fund                     JPMorgan New York Tax Free Money Market Fund
JPMorgan Ohio Municipal Money Market Fund                   One Group Ohio Municipal Money Market Fund
JPMorgan Prime Money Market Fund                            JPMorgan Prime Money Market Fund
JPMorgan Tax Free Money Market Fund                         JPMorgan Tax Free Money Market Fund
JPMorgan U.S. Government Money Market Fund                  One Group Government Money Market Fund
JPMorgan U.S. Treasury Plus Money Market Fund               One Group U.S. Treasury Securities Money Market Fund

CATEGORY 4

The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.10% of the first $25 billion of average daily net assets of all Category 1 and Category 4 funds in the JPMorgan Funds Complex plus 0.025% of average daily net assets of all Category 1 and Category 4 funds over $25 billion. These Funds are feeders into the Growth and Income Portfolio that has an additional 0.05% administration fee.

N/A

CATEGORY 5

The Administrator receives a fee of 0.05% of the average daily net assets of all Category 5 Funds.

N/A

CATEGORY 6

The Administrator receives a fee of 0.365% of the average daily net assets of all Category 6 Funds.

CURRENT NAME                                                PRIOR NAME
---------------------------------------------------------------------------------------------------------------------
Undiscovered Managers Multi-Strategy Fund                   UM Multi-Strategy Fund (change effective
                                                            8/22/05)
Undiscovered Managers Spinnaker Fund                        N/A

                                    * * * *

                                        J.P. MORGAN FLEMING MUTUAL FUND GROUP,
                                        INC.
                                        J.P. MORGAN MUTUAL FUND GROUP
                                        J.P. MORGAN MUTUAL FUND INVESTMENT TRUST
                                        UNDISCOVERED MANAGERS FUNDS
                                        J.P. MORGAN FLEMING SERIES TRUST
                                        JPMORGAN TRUST I
                                        JPMORGAN TRUST II
                                        UM INVESTMENT TRUST
                                        UM INVESTMENT TRUST II
                                        JPMORGAN INSURANCE TRUST
                                        EACH ON BEHALF OF ITSELF AND EACH OF ITS
                                        FUNDS


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        JPMORGAN FUNDS MANAGEMENT, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
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